SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

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Filed by a Party other than the Registrant    ☐

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☐ Preliminary Proxy Statement	☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to sec. 240.14a-11(c) or sec. 240.14a-12

PIMCO STRATEGIC GLOBAL GOVERNMENT FUND, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	$125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or Item 22(a)(2) of Schedule 14A.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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PIMCO STRATEGIC GLOBAL GOVERNMENT FUND, INC.

840 Newport Center Drive

Newport Beach, California 92660

(866) 746-2606

Notice of the Annual Meeting of Shareholders

To be held June 8, 2007

To the Shareholders of PIMCO Strategic Global Government Fund, Inc.:

NOTICE IS HEREBY GIVEN that the Annual Meeting (the “Meeting”) of Shareholders of PIMCO Strategic Global Government Fund, Inc. (the “Fund”) will be held at 800 Newport Center Drive, 6th Floor, Newport Beach, California 92660, on June 8, 2007, at 10:00 a.m. (Pacific time), or as adjourned and reconvened from time to time, for the following purposes:

1.  To consider whether to elect the nominees set forth in the proxy statement attached to this notice to serve as members of the Fund’s Board of Directors for a term expiring in 2010, and until their successors are elected and qualify; and

2.  To transact such other business as may properly come before the Meeting or any adjournment thereof.

After careful consideration, the directors of the Fund unanimously approved the proposal and recommend that shareholders vote “FOR” the proposal. The matters referred to above are discussed in detail in the proxy statement attached to this notice. The Board of Directors has fixed the close of business on April 20, 2007 as the record date for determining shareholders entitled to notice of and to vote at the Meeting or any adjournment thereof.

Each share of the Fund is entitled to one vote, with fractional votes for fractional shares.

Regardless of whether you plan to attend the Meeting, PLEASE COMPLETE, SIGN, DATE AND RETURN PROMPTLY THE ENCLOSED PROXY CARD IN THE ENVELOPE PROVIDED, SO THAT YOU WILL BE REPRESENTED AT THE MEETING. If you have returned a proxy card and are present at the Meeting, you may change the vote specified in the proxy at that time. However, attendance in person at the Meeting, by itself, will not revoke a previously tendered proxy.

By Order of the Board of Directors,

Garlin G. Flynn

Secretary

Newport Beach, California

Dated: May 9, 2007

YOUR VOTE IS IMPORTANT NO MATTER HOW LARGE OR SMALL YOUR HOLDINGS MAY BE. IN ORDER TO AVOID THE UNNECESSARY EXPENSE OF FURTHER SOLICITATION, WE URGE YOU TO INDICATE VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD.

PROXY STATEMENT

PIMCO STRATEGIC GLOBAL GOVERNMENT FUND, INC.

840 Newport Center Drive

Newport Beach, California 92660

(866) 746-2606

Annual Meeting of Shareholders

To be held June 8, 2007

INTRODUCTION

This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Directors (collectively the “Board” or individually a “Director”) of PIMCO Strategic Global Government Fund, Inc. (the “Fund”), a Maryland corporation, for use at the annual meeting of shareholders of the Fund (the “Meeting”) to be held at 800 Newport Center Drive, 6th Floor, Newport Beach, California, 92660, on June 8, 2007 at 10:00 a.m. (Pacific time), or as adjourned and reconvened from time to time for the purposes set forth in accompanying notice. It is anticipated that the first mailing of proxies and proxy statements to shareholders will be on or about May 9, 2007.

Shareholder Reports. Shareholders can find important information about the Fund in the annual report for the fiscal year ended January 31, 2007, which previously has been furnished to shareholders. Shareholders may request another copy of this report, without charge, by writing to the Fund at the above address, or by calling the toll-free telephone number above.

The Board is soliciting proxies from shareholders of the Fund with respect to the following:

I.	A proposal to elect Directors to the Board of Directors of the Fund; and

II.	Such other business as may properly come before the Meeting.

PROPOSAL 1: ELECTION OF DIRECTORS

The Fund’s Articles of Incorporation provide that the Fund’s Board of Directors shall be divided into three classes, as nearly equal in number as possible, which shall be designated as Class I, Class II and Class III. The current term of the Class I Directors expires this year. The current terms of the Class II and Class III Directors will expire in 2008 and 2009, respectively, when their respective successors are elected and qualify. The effect of these staggered terms is to limit the ability of other entities or persons to acquire control of the Fund by delaying for up to two years the replacement of a majority of the Board of Directors. Mr. Francis E. Lundy and Mr. Gregory S. Young have been nominated for re-election as Class I Directors by the Board of Directors. Messrs. Lundy and Young (the “Nominees”) have indicated their willingness to serve as Directors. The Board knows of no reason why the Nominees would be unable to serve, but in the event of any such unavailability, the proxies received will be voted for such substituted nominee as the Board may recommend.

The persons named as proxies on the enclosed proxy card will vote your shares FOR the election of the Nominees unless you mark the box “Against” on the proxy card. If elected by shareholders, the Nominees will serve as Directors of the Fund until their term expires in 2010, unless sooner succeeded as provided in the Fund’s Articles of Incorporation. It is proposed, and the Board recommends, that shareholders vote FOR the Nominees.

The following table sets forth certain information concerning each of the Directors of the Fund, including the Nominees. However, only the Nominees are standing for election.

The Class I Directors (Nominees) are:

Class I Directors (Term Expiring in 2007):

Name and Age[1]	Position(s) Held with Fund	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past 5 Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director	Shares of Common Stock of the Fund Beneficially Owned as of April 20, 2007
Independent Directors

Francis E. Lundy Age 69	Director	Served Since 2/94	President, Technical Instrument— San Francisco.	1	Director, Industrialex Manufacturing Corp. (coating and application techniques for electronics industry).	42,000

Gregory S. Young Age 50	Director and Chairman of the Audit Oversight Committee	Served Since 3/01	President, Teton Capital Management (private equity venture capital).	1	None	2,500

The Class II Directors are:

Class II (Term Expiring in 2008):

Name and Age[1]	Position(s) Held with Fund	Term of Office and Length of Time Served[3]	Principal Occupation(s) During the Past 5 Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director	Shares of Common Stock of the Fund Beneficially Owned as of April 20, 2007
Independent Directors

Carter W. Dunlap, Jr. Age 51	Director and Chairman of the Nominating Committee	Served Since 6/02	Analyst/Portfolio Manager, Dunlap Equity Management (investment advisory).	1	None	None

James M. Whitaker Age 64	Director and Vice Chairman of the Board	Served Since 2/94	Attorney at Law, sole practitioner.	1	None	None

The Class III Director is:

Class III (Term Expiring in 2009):

Name and Age[1]	Position(s) Held with Fund	Term of Office and Length of Time Served[3]	Principal Occupations(s) During the Past 5 Years	Number of Funds In Fund Complex Overseen by Director or Nominee for Director	Other Directorships Held by Director or Nominee for Director	Shares of Common Stock of the Fund Beneficially Owned as of April 20, 2007
Interested Director

R. Wesley Burns[2] Age 47	Chairman of the Board and Director	Served Since 3/06 - Present.	Consulting Managing Director, PIMCO. Formerly, Managing Director, PIMCO.	95	Trustee, PIMCO Funds; Trustee, PIMCO Variable Insurance Trust; Director, PIMCO Commercial Mortgage Securities Trust, Inc.; and Director, PS Business Parks, Inc. (a Real Estate Investment Trust).	2,500

[1]	Directors can be reached at the Fund’s address above.
[2]

Mr. Burns is an “interested person” of the Fund within the meaning of the Investment Company Act of 1940, as amended (“the 1940 Act”) due to his affiliation with Pacific Investment Management Company LLC (“PIMCO”), the Fund’s investment adviser and administrator, as set forth above.

[3]	The current terms of the Class I, Class II and Class III Directors will expire in 2007, 2008 and 2009, respectively.

During the fiscal year ended January 31, 2007, the Board held four regular meetings and three special meetings.

Listed below for each Director is a dollar range of securities beneficially owned in the Fund, together with the aggregate dollar range of equity securities in all registered investment companies overseen by each Director that are in the same family of investment companies as the Fund, as of December 31, 2006.

Name of Director or Nominee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Funds Overseen or to be Overseen by Director or Nominee in Family of Investment Companies[1]
Disinterested Directors
Carter W. Dunlap, Jr.	–0–	–0–
Francis E. Lundy	Over $100,000	Over $100,000
James M. Whitaker	–0–	–0–
Gregory S. Young	$10,001-$50,000	$10,001-$50,000

Interested Director
R. Wesley Burns	$10,001-$50,000	Over $100,000

[1]	Family of Investment Companies includes the Fund, PIMCO Funds, PIMCO Variable Insurance Trust (“PVIT”) and PIMCO Commercial Mortgage Securities Trust, Inc. (“PCM”).

As of December 31, 2006, the Directors and officers of the Fund, as a group, owned less than one percent of the outstanding shares of the Fund in the aggregate.

Set forth in the table below is information regarding each disinterested Director’s (and his immediate family members’) share ownership in securities of the investment adviser of the Fund, and any entity controlling, controlled by or under common control with the investment adviser of the Fund (not including registered investment companies), as of December 31, 2006.

Name of Director	Name of Owners and Relationships to Director	Company	Title of Class	Value of Securities	Percent of Class
Carter W. Dunlap, Jr.	None	None	None	None	None
Francis E. Lundy	None	None	None	None	None
James M. Whitaker	None	None	None	None	None
Gregory S. Young	None	None	None	None	None

Board of Directors—Committees

Audit Oversight Committee

The Fund’s Audit Oversight Committee consists of all the independent Directors, Messrs. Dunlap, Lundy, Whitaker and Young (Chairman). Mr. Young, an independent Director, has been designated as the Audit Oversight Committee’s financial expert. The Audit Oversight Committee (the “Committee”) reviews both the audit and non-audit work of the Fund’s independent registered public accounting firm, submits a recommendation to the Board as to the selection of the independent registered public accounting firm, and reviews generally the maintenance of the Fund’s records and the safekeeping arrangements of the Fund’s custodian. During the fiscal year ended January 31, 2007, the Committee met four times. All members of the Committee attended 100% of the Committee meetings.

The Board has adopted an Audit Oversight Committee Charter, which is available on the Fund’s website at www.rcsfund.com. The Committee has received written disclosures and the letter required by Independence Standards Board Standard No. 1 from its independent registered public accounting firm, and has discussed with its independent registered public accounting firm its independence. The Committee has also reviewed and discussed the audited financial statements with Fund management and its independent registered public accounting firm, and discussed certain matters with its independent registered public accounting firm addressed by Statements on Auditing Standards No. 61. Based on the foregoing, the Audit Oversight Committee recommended to the Board that the Fund’s audited financial statements be included in the Fund’s annual report for the fiscal year ended January 31, 2007.

Valuation Committee

The Fund has a standing Valuation Committee whose function is to monitor the valuation of portfolio securities and other investments and, as required by the Fund’s valuation policies, when the Board is not in session, it shall determine the fair value of portfolio holdings after consideration of all relevant factors, which determinations shall be reported to the full Board. The Valuation Committee consists of any one Director. During the fiscal year ended January 31, 2007, there were no meetings of the Valuation Committee.

Nominating Committee

The Fund has a Nominating Committee, which makes recommendations to the Board regarding nominations for membership on the Board. It evaluates candidates’ qualifications for Board membership and, with respect to nominees for positions as independent directors, their independence from the Fund’s investment adviser and other principal service providers. The Nominating Committee is comprised solely of the Fund’s disinterested Directors, Messrs. Dunlap (Chairman), Lundy, Whitaker and Young. The Board has adopted a written charter for the Nominating Committee, which was attached to the Fund’s 2005 Proxy Statement as Appendix B.

The Nominating Committee identifies prospective director nominees from any reasonable source and has the ability to engage third-party services for the identification and evaluation of potential nominees. The charter of the Nominating Committee provides that each prospective director candidate have a college degree or equivalent business experience. In addition, it is the Board’s policy that Directors on the Board may not serve in a similar capacity on the board of a registered investment company which is not sponsored or advised by the Fund’s investment adviser or its affiliates. Although there are no minimum qualifications other than as described above, the Nominating Committee may take into account a wide variety of factors in considering prospective director nominees, including (but not limited to) the overall diversity of the Board’s composition and the prospective nominee’s (i) availability and commitment to attend meetings and perform his or her responsibilities on the Board; (ii) relevant industry and related experience; (iii) educational background; (iv) financial expertise; and (v) ability, judgment and expertise.

The Nominating Committee will consider potential director nominees recommended by Fund shareholders provided that the proposed nominees satisfy the director qualification requirements provided in the Fund’s Articles of Incorporation and Bylaws, are not “interested persons” of the Fund or the Fund’s investment adviser within the meaning of the 1940 Act, and otherwise satisfy the eligibility requirements which are set forth in the Nominating Committee charter and the Procedures and Eligibility Requirements for Shareholder Submission of Nominee Candidates, Exhibit 1 to the charter (the “Shareholder Nominating Procedures”); and provided, further, that the recommending shareholder follows the procedures set forth in the Shareholder Nominating Procedures for submitting the nominee recommendation to the Nominating Committee. Among other requirements, the Shareholder Nominating Procedures require that a recommending shareholder submit any recommendation in writing to the Fund at its principal executive offices to the attention of the Fund’s Secretary, and require that such a submission be received by the Fund by the deadline for submission of shareholder proposals for presentation at the next annual meeting of the Fund, as set forth in the Fund’s Bylaws (i.e., normally not less than 45 nor more than 60 days prior to the date the Fund first mailed its proxy materials for the prior year’s annual meeting).

Shareholders recommending potential director nominees must substantiate compliance with the Shareholder Nominating Procedures at the time of submitting their proposed director nominee to the attention of the Fund’s Secretary. Notice to the Fund’s Secretary should be provided in accordance with the deadline specified above and include, among other things, (i) the shareholder’s contact information; (ii) the director nominee’s contact information and the number of Fund shares owned by the proposed nominee; (iii) all information regarding the proposed nominee that would be required to be disclosed in solicitations of proxies for election of directors required by Regulation 14A of the Securities Exchange Act of 1934, as amended (the “1934 Act”); and (iv) a written consent executed by the proposed nominee, stating his or her intention to serve as a nominee and be named in the Fund’s proxy statement, if nominated by the Board, and to be named as a director if so elected.

Other than compliance with the requirements mentioned above and set forth in greater detail in the Shareholder Nominating Procedures for submission by shareholders of recommendations for director nominees, the Nominating Committee does not otherwise evaluate potential director nominees recommended by shareholders in a different manner and the standard of the Nominating Committee is to treat all equally qualified potential nominees in the same manner. The foregoing description of the requirements for shareholder submission of a nominee recommendation is only a summary. Please refer to the Shareholder Nominating Procedures, Exhibit 1 to Appendix B to the Fund’s 2005 Proxy Statement for details.

No nominee recommendations have been received from shareholders.

During the fiscal year ended January 31, 2007, the Nominating Committee met one time.

Communications with the Board of Directors

The Fund provides a means for shareholders to send communications to the Board. Shareholders may obtain information regarding the ability to communicate with the Board, as well as the Fund’s policy concerning attendance by Directors at annual meetings of shareholders, by consulting the Fund’s website at www.rcsfund.com.

Remuneration of Directors and Officers

As of January 31, 2007, the Fund paid each Director who is not an “interested director” of the Fund an annual retainer of $10,000, plus $2,000 for each regular Board meeting attended in person or telephonically, $1,500 for each special meeting attended in person or telephonically, and reimbursement of related expenses. In addition, each member of a committee receives $1,000 for each committee meeting attended.

The following table sets forth the compensation paid to each Director of the Fund for the fiscal year ended January 31, 2007. Mr. Burns, due to his status as an “interested person” of the Fund, does not receive any compensation from the Fund.

Name of Person, Position	Aggregate Compensation From Fund	Total Compensation From Fund and Fund Complex[1]
Disinterested Directors
Carter W. Dunlap, Jr.	$27,500	$27,500
Francis E. Lundy	$27,500	$27,500
James M. Whitaker	$27,500	$27,500
Gregory S. Young	$27,500	$27,500

Interested Director
R. Wesley Burns	$0	$0

[1]	“Fund Complex” includes the Fund, PIMCO Funds, PVIT and PCM. No compensation was paid to any Director of the Fund by the PIMCO Funds, PVIT and PCM.

The following table shows the executive officers of the Fund, their ages, positions with the Fund and principal occupations during the past five years.

Name and Age[1]	Position(s) Held with Fund	Terms of Office and Length of Time Served[2]	Principal Occupation(s) During the Past 5 Years
Ernest L. Schmider Age 49	President	5/05-present	Managing Director, PIMCO.

David C. Flattum Age 42	Chief Legal Officer	11/06-present	Executive Vice President and General Counsel, PIMCO. Formerly Managing Director, Chief Operating Officer and General Counsel, Allianz Global Investors of America L.P.; Partner at Latham & Watkins LLP.

Jennifer E. Durham Age 36	Chief Compliance Officer	7/04-present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Pasi Hamalainen Age 39	Senior Vice President	2/02-present	Managing Director, PIMCO.

Daniel J. Ivascyn Age 37	Senior Vice President	2/02-present	Managing Director, PIMCO. Formerly, Executive Vice President, PIMCO.

Jeffrey M. Sargent Age 44	Senior Vice President	2/02-present	Executive Vice President, PIMCO. Formerly, Senior Vice President, PIMCO.

J. Stephen King, Jr. Age 44	Vice President - Senior Counsel	5/05-present	Senior Vice President and Attorney, PIMCO. Formerly Vice President, PIMCO; Associate, Dechert LLP.

Henrik P. Larsen Age 37	Vice President	2/02-present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Michael J. Willemsen Age 47	Vice President	2/02-present	Vice President, PIMCO.

Garlin G. Flynn Age 61	Secretary	2/02-present	Senior Paralegal, PIMCO. Formerly, Paralegal and Specialist, PIMCO.

John P. Hardaway Age 49	Treasurer	2/02-present	Executive Vice President, PIMCO. Formerly, Senior Vice President, PIMCO.

Erik C. Brown Age 39	Assistant Treasurer	2/02-present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

[1]	Executive officers can be reached at the Fund’s address above.
[2]	Officers of the Fund are appointed annually by the Board.

Investment Adviser and Administrator

PIMCO is located at 840 Newport Center Drive, Newport Beach, California 92660. PIMCO serves as the investment adviser and the administrator of the Fund. Subject to the supervision of the Board, PIMCO is responsible for managing the investment activities of the Fund and the Fund’s business affairs and other administrative matters.

THE BOARD OF DIRECTORS, INCLUDING THE INDEPENDENT DIRECTORS, RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE NOMINEES UNDER PROPOSAL I. UNMARKED PROXIES WILL BE VOTED “FOR” THE NOMINEES UNDER PROPOSAL I.

INFORMATION ON INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP (“PwC”) was selected by the Board on March 20, 2007 as independent registered public accounting firm to examine the financial statements of the Fund for the fiscal year ending January 31, 2008. A representative of PwC, if requested by any shareholder, will be present (via telephone) at the Meeting, will have the opportunity to make a statement if the representative desires to do so, and will respond to appropriate questions from shareholders.

Fees for Services to the Fund

The following table provides information on the aggregate fees billed by PwC for services rendered to the Fund for each of the last two fiscal years.

Fiscal Year Ended	Audit Fees[1]	Audit- Related Fees[2]	Tax Fees[3]	All Other Fees	Totals
January 31, 2007	$32,500	$5,200	$–0–	–0–	$37,700

January 31, 2006	$31,600	$11,000	$2,650	–0–	$45,250

[1]

Includes aggregate fees billed for professional services rendered for the audit of the Fund’s annual financial statements and services normally provided in connection with statutory or regulatory filings or engagements by the Fund.

[2]	Includes aggregate fees billed for review of the Fund’s semi-annual report to shareholders.
[3]	Includes aggregate fees billed for review of the Fund’s tax returns.

Fees for Services to PIMCO

The following table provides information on the aggregate fees billed by PwC for services rendered to PIMCO for each of the last two fiscal years:

Fiscal Year Ended	Audit- Related Fees[1]	Tax Fees	All Other Fees[2]	Totals
January 31, 2007	$154,649	$750	$557,613	$713,012

January 31, 2006	$159,665	–0–	$247,367	$407,032

[1]	Includes aggregate fees billed for AIMR verification services.
[2]	Includes fees for SAS 70 review.

Additional Information on Fees for Services to the Fund and PIMCO

The following table provides the aggregate non-audit fees billed by PwC for services rendered to the Fund and PIMCO for each of the last two fiscal years:

	Aggregate Non-Audit Fees Billed to Entity
Entity	Fiscal Year Ended 1/31/07	Fiscal Year Ended 1/31/06
Fund	$5,200	$13,650
PIMCO	$713,012	$407,032

Totals	$718,212	$420,682

Pre-approval Policies and Procedures

The pre-approval policies and procedures of the Fund require that the Audit Oversight Committee pre-approve all audit services and permitted non-audit services provided by PwC or any other independent registered public accounting firm engaged by the Fund (the “Auditor”). The Audit Oversight Committee must also pre-approve any engagement of the Auditor to provide non-audit services to (i) the Fund’s investment adviser, and (ii) any entity controlling, controlled by, or under common control with the Fund’s investment adviser that provides ongoing services to the Fund (entities in (i) and (ii), hereinafter “Service Affiliates”) if the services provided to such Service Affiliates relate directly to the operations and financial reporting of the Fund (“Covered Non-Audit Services”). At each meeting of the Audit Oversight Committee, the Committee considers and pre-approves a list of non-audit services that may be provided by the Auditor to the Fund or its Service Affiliates prior to the Committee’s next meeting and the maximum compensation therefor.

There is an exception to the pre-approval requirement for non-audit services, which would apply only if certain conditions are met, including that (i) the aggregate fees and costs of all non-audit services that, but for this limited exception, would require pre-approval by the Audit Oversight Committee constitutes no more than five percent of the total fees and costs paid by the Fund and Services Affiliates to the Auditor during the fiscal year during which such non-audit services are provided; (ii) at the time of engagement for such services, the Fund did not recognize that the services were “non-audit services” that required pre-approval; and (iii) each such service is promptly brought to the attention of and approved by the Audit Oversight Committee prior to the completion of the audit. The exception to the pre-approval requirement was not invoked with respect to any of the non-audit services described above.

Compliance with Section 16(a) of the 1934 Act

Section 16(a) of the 1934 Act, and Section 30(h) of the 1940 Act require the Fund’s officers and Directors, investment adviser, affiliates of the investment adviser, and persons who beneficially own more than ten percent of a registered class of the Fund’s securities (“Reporting Persons”), to file reports of ownership of the Fund’s securities and changes in ownership with the Securities and Exchange Commission (“SEC”) and New York Stock Exchange (“NYSE”). Reporting Persons are also required by such regulations to furnish the Fund with copies of all Section 16(a) forms they file.

Based solely on its review of the copies of such forms received by it and written representation of certain Reporting Persons, the Fund believes that during fiscal year 2006, all Reporting Persons complied with all applicable filing requirements.

OTHER BUSINESS

The Directors do not know of any matters to be presented at the Meeting other than those set forth in this proxy statement. If other business should properly come before the Meeting, proxies will be voted in accordance with the judgment of the persons named in the accompanying proxy.

ADDITIONAL INFORMATION

Legal Proceedings

Since February 2004, PIMCO, Allianz Global Investors of America L.P. (PIMCO’s parent company), and certain of their affiliates, including the PIMCO Funds (a series of funds managed by PIMCO), the Allianz Funds (a series of funds managed by affiliates of PIMCO), certain Trustees of the PIMCO Funds and certain employees of PIMCO, have been named as defendants in fifteen lawsuits filed in various jurisdictions. Eleven of those lawsuits concern “market timing,” and they have been transferred to and consolidated for pre-trial proceedings in a multi-district litigation proceeding in the U.S. District Court for the District of Maryland; the other four lawsuits concern “revenue sharing” and have been consolidated into a single action in the U.S. District Court for the District of Connecticut. The lawsuits have been commenced as putative class actions on behalf of investors who purchased, held or redeemed shares of the various series of the PIMCO Funds and the Allianz Funds during specified periods, or as derivative actions on behalf of the PIMCO Funds and the Allianz Funds.

The market timing actions in the District of Maryland generally allege that certain hedge funds were allowed to engage in “market timing” in certain of the PIMCO Funds and the Allianz Funds and this alleged activity was not disclosed. Pursuant to tolling agreements entered into with the derivative and class action plaintiffs, PIMCO, certain Trustees of the PIMCO Funds, and certain employees of PIMCO who were previously named as defendants have all been dropped as defendants in the market timing actions; the plaintiffs continue to assert claims on behalf of the shareholders of the PIMCO Funds or on behalf of the PIMCO Funds themselves against other defendants. By order dated November 3, 2005, the U.S. District Court for the District of Maryland granted the PIMCO Funds’ motion to dismiss claims asserted against it in a consolidated amended complaint where the PIMCO Funds were named, in the complaint, as a nominal defendant. The revenue sharing action in the District of Connecticut generally alleges that fund assets were inappropriately used to pay brokers to promote the PIMCO Funds and the Allianz Funds, including directing fund brokerage transactions to such brokers, and that such alleged arrangements were not fully disclosed to shareholders. On August 11, 2005 the U.S. District Court for the District of Connecticut conducted a hearing on defendants’ motion to dismiss the consolidated amended complaint in the revenue sharing action but has not yet ruled on the motion to dismiss. The market timing and revenue sharing lawsuits seek, among other things, unspecified compensatory damages plus interest and, in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts and restitution.

Two nearly identical class action civil complaints have been filed in August 2005, in the Northern District of Illinois Eastern Division, alleging that the plaintiffs each purchased and sold a 10-year Treasury note futures contract and suffered damages from an alleged shortage when PIMCO held both physical and futures positions in 10-year Treasury notes for its client accounts. The two actions have been consolidated into one action, and the two separate complaints have been replaced by a consolidated complaint. PIMCO is a named defendant, and the PIMCO Funds have been added as a defendant, to the consolidated action. PIMCO strongly believes the complaint is without merit and intends to vigorously defend itself.

In April 2006, certain funds managed by PIMCO were served in an adversary proceeding brought by the Official Committee of Asbestos Claimants of G-I Holdings, Inc. in G-I Holdings, Inc.’s bankruptcy in the District of New Jersey. In July 2004, PIMCO was named in this lawsuit and remains a defendant. The plaintiff seeks to recover for the bankruptcy estate assets that were transferred by the predecessor entity of G-I Holdings, Inc. to a wholly-owned subsidiary in 1994. The subsidiary has since issued notes, of which certain funds managed by PIMCO are alleged to be holders. The complaint alleges that in 2000, more than two hundred noteholders-including certain funds managed by PIMCO-were granted a second priority lien on the assets of the subsidiary in exchange for their consent to a refinancing transaction and the granting of a first priority lien to the lending banks. The plaintiff is seeking invalidation of the lien in favor of the noteholders and/or the value of the lien. On June 21, 2006, the District of New Jersey overturned the Bankruptcy Court’s decision granting permission to file the adversary proceeding and remanded the matter to the Bankruptcy Court for further proceedings. Following a motion to reconsider, the District Court upheld its remand on August 7, 2006, and instructed the Bankruptcy Court to conduct a “cost-benefit” analysis of the Committee’s claims, including the claims against the noteholders. The Bankruptcy Court held a status conference on October 25, 2006 and set a briefing schedule relating to this cost-benefit analysis.

None of the aforementioned compliants alleges that any improper activity took place in the Fund.

It is possible that these matters and/or other developments resulting from these matters could lead to a decrease in the market value of the Fund’s shares or other adverse consequences to the Fund. However, PIMCO believes that these matters are not likely to have a material adverse effect on the Fund or on PIMCO’s ability to perform its investment advisory services relating to the Fund.

Expenses

The cost of solicitation, including postage, printing and handling, will be borne by the Fund. The solicitation will be made primarily by mail, but may be supplemented by telephone calls, and personal interview by officers, employees and agents of the Fund.

Quorum	and Votes Required

The representation in person or by proxy of at least a majority of the outstanding shares of common stock of the Fund entitled to vote is necessary to constitute a quorum for transacting business at the meeting. For purposes of determining the presence of a quorum, abstentions, withheld votes or broker “non-votes” will be counted as present. Broker “non-votes” occur when the Fund receives a proxy from a broker or nominee indicating that the broker or nominee does not have discretionary power to vote on a particular matter and that the broker or nominee has not received instructions from the beneficial owner or other person entitled to vote the shares represented by the proxy.

All shares represented by each properly signed proxy received prior to the Meeting will be voted at the Meeting. If a shareholder specifies how the proxy is to be voted on any of the business matters to come before the Meeting, it will be voted in accordance with the specification. If no specification is made, the proxy will be voted FOR the election of the Directors nominated by the Board of Directors (Proposal 1). The proxy may be revoked by a shareholder at any time prior to its use by written notice to the Fund, by submission of a subsequent proxy, or by voting in person at the Meeting.

In the event that sufficient votes in favor of the proposal set forth in the Notice of the Annual Meeting of Shareholders are not received by the time scheduled for the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting after the date set for the original Meeting to permit further solicitation of proxies with respect to the proposal. In addition, if, in the judgment of the persons named as proxies, it is advisable to defer action on the proposal, the persons named as proxies may propose one or more adjournments of the Meeting for a reasonable time. Any such adjournments will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the Meeting to be adjourned, as required by the Fund’s Articles of Incorporation and By-Laws. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the proposal. They will vote against any such adjournment those proxies required to be voted against the proposal. The costs of any additional solicitation and of any adjourned session will be borne by the Fund. Any proposal for which sufficient favorable votes have been received by the time of the Meeting may be acted upon and such action will be final regardless of whether the Meeting is adjourned to permit additional solicitation with respect to any other proposal.

At the close of business on April 20, 2007, the record date for the determination of shareholders entitled to vote at the Meeting, there were 37,479,884 outstanding shares of common stock. Each such share is entitled to one vote.

Voting

To vote, shareholders may sign and mail the proxy card received with the proxy statement or attend the Meeting in person.

Required Vote

Election of the Nominees to the Board of Directors (Proposal 1) will require the affirmative vote of a plurality of the votes cast in the election of directors at the Meeting, in person or by proxy. Withheld votes and broker “non-votes” will not be counted in favor of Proposal 1.

Shareholders’ Proposals

The Fund holds annual meetings of shareholders. A shareholder’s proposal that is intended to be presented at the Fund’s Annual Meeting of Shareholders in 2008 must have been received by the Fund no later than January 9, 2008 in order to be included in the Fund’s proxy statement and form of proxy relating to that meeting. A shareholder who wishes to make a proposal at the Fund’s Annual Meeting of Shareholders in 2008 without including the proposal in the Fund’s proxy statement must notify the Fund in writing, at the Fund’s offices, of such proposal no earlier than March 10, 2008 and no later than March 25, 2008. If a shareholder fails to give timely notice, then the persons named as proxies in the proxies solicited by the Board for the Fund’s Annual Meeting of Shareholders in 2008 may exercise discretionary voting power, to the extent permitted by NYSE rules, with respect to any such proposal.

To ensure the presence of a quorum at the meeting, prompt execution and return of the enclosed proxy is requested. A self-addressed, postage paid envelope is enclosed for your convenience.

By Order of the Board of Directors,

Garlin G. Flynn

Secretary

Newport Beach, California

Dated: May 9, 2007

PIMCO STRATEGIC GLOBAL GOVERNMENT FUND, INC.

To vote by Mail
PROXY TABULATOR
P.O. BOX 9112	1) Read the Proxy Statement.
FARMINGDALE, NY 11735	2) Check the appropriate boxes on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: PMPCO1 KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

PIMCO STRATEGIC GLOBAL GOVERNMENT FUND, INC.

Vote on Directors

The Board of Directors recommends that you vote
FOR each of the following Nominees.		For All	Withhold For All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.

1. To elect the Nominees listed below to serve as members of the Fund’s Board of Directors for the term expiring in 2010, and until their successors are elected and qualify.		☐	☐	☐

01) Francis E. Lundy 02) Gregory S. Young

2. To transact such other business as may properly come before the Meeting or, after any adjournment any reconvening thereof.

For address changes and/or comments, please check this box and write them on the back where indicated.			☐

Please sign exactly as your name(s) appear(s) on this Proxy. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If signing for a corporation, please sign in full corporate name by authorized person. If a partnership, please sign in partnership name by authorized person.

Signature [PLEASE SIGN WITHIN BOX]	Date

PIMCO STRATEGIC GLOBAL GOVERNMENT FUND, INC.

PROXY FOR ANNUAL SHAREHOLDERS MEETING TO BE HELD JUNE 8, 2007

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints J. Stephen King and Garlin G. Flynn and each of them, as his/her attorneys and proxies with full power of substitution, to vote and act with respect to all shares of PIMCO Strategic Global Government Fund, Inc. (the “Fund”) held by the undersigned at the Annual Meeting of Shareholders of the Fund to be held at 800 Newport Center Drive, 6th Floor, Newport Beach, California 92660, on June 8, 2007 at 10:00 a.m. Pacific time, or as adjourned and reconvened from time to time (the “Meeting”) and instructs them to vote as indicated on the matters referred to in the Proxy Statement for the Meeting, receipt of which is hereby acknowledged, with discretionary power to vote upon such other business as may properly come before the Meeting.

This proxy will be voted as specified. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE NOMINEES.

PLEASE VOTE, SIGN AND DATE THIS PROXY AND RETURN IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

Receipt of the Notice of Annual Meeting and Proxy Statement is hereby acknowledged.

Address Changes/Comments:

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)

PLEASE SIGN AND DATE ON THE REVERSE SIDE